STI CLASSIC FUNDS


           Supplement dated December 22, 2003 to the Prospectuses
                dated October 1, 2003 and November 1, 2003, and
           Statements of Additional Information dated October 1, 2003, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION.


o Under the heading "INVESTMENT STRATEGY" relating to the Investment Grade Bond Fund, on page 17 of the Bond and Money Market Funds - T Shares Prospectus, page 13 of the Bond Funds - A Shares and L Shares Prospectus, page 6 of the SunTrust 401(k) Plan Prospectus, and page 23 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus, all of which are dated October 1, 2003, the second to last sentence has been deleted.


o The following information affects the Classic Institutional Bond and Money Market Funds - Institutional Shares Prospectus dated October 1, 2003. Under the heading "INVESTMENT STRATEGY" relating to the Classic Institutional Short-Term Bond Fund, on page 4, the second sentence has been deleted and replaced with the following:

         The Fund expects that it will normally maintain an effective maturity of 3 years or less.


o The following information affects the section called "PORTFOLIO MANAGERS" beginning on page 59 of the Equity Funds - T Shares Prospectus, page 46 of the Equity Funds - A Shares and L Shares Prospectus, and page 77 of the For Participants of SunTrust Banks Sponsored Retirement Plans Prospectus, all of which are dated October 1, 2003:

         Effective December 1, 2003, the Mid-Cap Value Equity Fund is no longer co-managed by Mr. Dan Lewis and Mr. Don Wordell. Mr. Wordell is now the sole portfolio manager of the Fund. Mr. Don Wordell, MBA, has served as a Portfolio Manager since joining Trusco in 1996. In addition, Mr. Wordell is a member of the Association for Investment Management & Research (AIMR) and the Orlando Society of Financial Analysts. He has managed the Mid-Cap Value Equity Fund since it began operating in November 2001. He has more than 7 years of investment experience.


o The following information affects all prospectuses for the STI Classic Funds and should be added under the heading "MORE INFORMATION ABOUT RISK":

         ETF RISK

         Each Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a

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         securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.


o The following information affects the Statements of Additional Information dated October 1, 2003, and should be added under the heading "DESCRIPTION OF PERMITTED INVESTMENTS":

         EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).


     Under the same heading, the following should be added to the sub-section called "INVESTMENT COMPANY SHARES":

         For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds ("ETFs"), are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDSSM, NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.



                    PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 STI-SU-037-0100